UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Amesite Inc.

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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # T01056-P54664 AMESITE INC. 2026 Annual Meeting Vote by July 12, 2026 11:59 PM ET You invested in AMESITE INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on July 13, 2026. Vote Virtually at the Meeting* July 13, 2026 10:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/AMST2026 Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 29, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. AMESITE INC. 607 SHELBY STREET SUITE 700 PMB 214 DETROIT, MI 48226

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings". Voting Items Board Recommends T01057-P54664 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of two Class II Director Nominees For Nominees: 01) Ann Marie Sastry, Ph.D. 02) Barbie Brewer 2. Proposal to ratify Novogradac & Company LLP as the Company's independent registered public accountants for the fiscal year ending June 30, 2026. For 3. Proposal to approve of an amendment of the Company's 2018 Equity Incentive Plan to (a) increase the number of shares available for issuance under the 2018 Plan by 1,000,000 shares and (b) increase the number of shares that may be issued pursuant to the exercise of incentive stock options by 1,000,000 shares. For 4. Proposal to approve, in accordance with Nasdaq Listing Rule 5635(d), of the issuance of an aggregate of 1,393,732 shares of common stock upon exercise of the Corporation's Series A-1 warrants and the issuance of an aggregate of 1,393,732 shares of common stock upon exercise of the Corporation's Series A-2 warrants. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof will be voted on by the proxy holders in their discretion.